UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 8, 2009
Date of Report (Date of earliest event reported)

PEERLESS SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-21287 (Commission File Number)	95-3732595 (IRS Employer Identification Number)

2381 Rosecrans Avenue
El Segundo, CA 90245
(Address of principal executive offices) (Zip Code)
(310) 536-0908
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 5, 2009, the Board of Directors of Peerless Systems Corporation (the “Company”) authorized the expansion of the share repurchase program to purchase an additional 2,000,000 shares, in accordance with a written plan adopted pursuant to Rule10b5-1 under the Securities Exchange Act of 1934, as amended.   Additionally, at the Company’s annual meeting of stockholders held on June 5, 2009, Steven M. Bathgate, Timothy E. Brog, Gregory Bylinsky, Jefferson Gramm and Jeffrey A. Hammer were elected to the Company’s Board of Directors.

On June, 8, 2009, the Company issued a press release regarding the foregoing, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Press release dated June 8, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEERLESS SYSTEMS CORPORATION

Date: June 8, 2009	By:	/s/ William Neil
		Name:	William Neil
		Title:	Acting Chief Executive Officer and Chief Financial Officer